UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue

Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report December 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Symphony Dynamic Equity Fund	NQLAX	NQLCX	NQLIX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The past year saw a striking shift in the markets’ tone. The start of 2016 was beset by China’s economic woes, growing recession fears in the U.S. and oil prices sinking to lows not seen in more than a decade. World stock markets plunged, while bonds and other safe-haven assets rallied. But, by the end of the year, optimism had taken root. Economic outlooks were more upbeat, commodity prices stabilized, equity markets rebounded and bonds retreated. Despite the initial shocks of the Brexit referendum in the U.K. and Donald Trump’s win in the U.S. presidential election, and the uncertainties posed by the implications of these votes, sentiment continued to swing toward the positive as 2016 ended.

In between the year’s turbulent start and exuberant end, markets were soothed by improving economic data out of China, as the government’s stimulus measures appeared to be working, and a recovery in the energy and commodity-related sectors. The U.S. Federal Reserve backed off its more aggressive projections from the beginning of the year, only raising the fed funds rate once during the year, in December. The central banks in Europe and Japan maintained their accommodative stances. Global economic growth remained lackluster overall, as the pace of U.S. growth remained consistently mediocre. China appeared to moderate its slowdown and low growth in Europe and Japan persisted.

Will 2017 be the year of accelerating global growth and rising inflation that the markets are expecting? President Trump’s business-friendly, pro-growth agenda has been well received by the markets, but the policy details and the timeline have yet to take shape. Furthermore, there could be potential downside risks if “Trumponomics” were to trigger a steeper rise in inflation or a trade war. Outside the U.S., political dynamics in Europe are also in flux this year, with Brexit negotiations ongoing and elections in Germany, France and the Netherlands, and possibly a snap election in Italy.

Given the slate of policy unknowns and the range of possible outcomes, we believe volatility will remain a fixture this year. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Symphony Dynamic Equity Fund

This Fund features portfolio management by Symphony Asset Management LLC (Symphony), an affiliate of Nuveen, LLC. Gunther Stein, CIO/CEO at Symphony, Ross Sakamoto, CFA, and Marc Snyder are Co-Directors of Equity and serve as the Portfolio Managers for the Fund.

Here they review their management strategies and the performance of the Fund for this six-month reporting period ending December 31, 2016.

How did the Fund perform during the six-month reporting period ended December 31, 2016?

The table in the Fund Performance and Expense Ratio section of this report provides total returns for the Fund for the six-month, one-year and since inception period ended December 31, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Lipper Alternative Long/Short Equity Funds Classification Average and the Russell 1000® Index for the six-month reporting period ending December 31, 2016.

What strategies were used to manage the Fund during the six-month reporting period ended December 31, 2016 and how did these strategies influence performance?

The Fund’s strategy seeks long term capital appreciation through a risk managed long/short equity portfolio which actively adjusts company, sector and market exposures to capitalize on changing economic and market conditions. The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities, including common stocks, depositary receipts and depositary shares. The Fund will also take long and short positions in securities of exchange-traded funds (ETFs) in order to gain broad equity market exposure to select industries and sectors.

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes (including assets acquired through the Fund’s short sales) in equity securities, including ETFs that provide exposure to equity securities. The Fund may invest in companies of any size. The Fund may invest up to 25% of its assets in dollar-denominated equity securities of non-U.S. issuers, including emerging market issuers, that are either listed on a U.S. stock exchange or represented by depositary receipts or depositary shares that may or may not be sponsored by a domestic bank. The Fund’s investments in emerging market (EM) issuers are limited to 10% of total assets.

The Fund intends to generally maintain a net long exposure to the equity market (long market value minus short market value) of between 20% and 80% under normal market conditions. However, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund’s net long exposure to the equity market may fall outside of this range. These exposures did fluctuate during the reporting period as market conditions warranted. The Fund’s net exposures averaged approximately 72.4% for the reporting period.

Securities of individual companies are selected for the portfolio as long or short. Symphony’s selection of ETFs is used to obtain long or short exposure to select industries and sectors of the broad equity market and is based on analysis of the fundamental factors that drive individual security selection and macroeconomic factors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

When a short position is established, the intent is to benefit from a decline in a company’s stock price. Unfortunately, during the reporting period, stock selection in short positions detracted from performance and was the leading factor in the Fund’s underperformance. Specifically, our short positions in the financials, industrials and consumer discretionary sectors detracted from performance. In particular, short positions in Genesis Healthcare Inc. and XPO Logistics, Incorporated were the biggest detractors during the reporting period. Many short positions moved higher as the market rallied sharply during the third and fourth quarter of 2016. In particular, these were lower quality names that moved higher after Brexit and the U.S. election results. Financials rallied higher in particular after the Trump election win, as he is anticipated to be business friendly and lessen bank regulations.

Performance was positively impacted by long holdings within the industrials, financials and energy sectors. Several positions positively contributed to performance, including a long position in John Bean Technologies Corporation. The company designs, manufactures, tests and services products and systems for food and beverage, and air transportation industries. The company has been able to sustain its impressive track record of growth with solid gains in revenue and earnings. Also positively contributing to performance was a life insurance company Voya Financial Inc. The company rebounded following underperformance during the first half of the reporting period. The stock benefited as its returns are expected to improve as yields have risen. Additionally, the firm announced expense reductions and continues to buy back its stock. We continued to hold the position as we believe there is additional upside to fundamentals and valuation. Lastly, Synchrony Financial positively contributed to performance. A recent spin-off of GE Capital Retail Finance Corporation, the company continued to report better than expected growth. We believe this financial company will continue to benefit from the presidential election. We remain constructive on the stock, as its valuation remains compelling for a company growing its loans and earnings by low double digits.

6	NUVEEN

Risk Considerations

Nuveen Symphony Dynamic Equity Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short positions in debt securities, the Fund has overall exposure to changes in the value of debt securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as commodities, credit, derivatives, ETF, frequent trading, and interest rate risks, are described in detail in the Fund’s prospectus.

NUVEEN	7

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8	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	9

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Dynamic Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(6.37)%	(8.95)%	1.28%
Class A Shares at maximum Offering Price	(11.75)%	(14.19)%	(0.66)%
Russell 1000® Index	8.01%	12.05%	9.93%
Lipper Alternative Long/Short Equity Funds Classification Average	4.11%	3.14%	2.22%

Class C Shares	(6.73)%	(9.60)%	0.54%
Class I Shares	(6.24)%	(8.72)%	1.54%

Since inception returns are from 12/12/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	5.71%	7.02%	5.06%
Net Expense Ratios	4.44%	5.07%	4.22%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short, and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

10	NUVEEN

Holding

Summaries as of December 31, 2016

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Symphony Dynamic Equity Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	113.1%
Exchange-Traded Funds	2.1%
Total Long Exposure	115.2%
Short-Term Investments
Repurchase Agreements	47.3%
Securities Sold Short
Common Stocks Sold Short	(40.7)%
Exchange-Traded Funds Sold Short	(2.2)%
Total Short Exposure	(42.9)%
Other Assets Less Liabilities	(19.6)%
Net Assets	100%

Portfolio Composition –

(Long Exposure)

(% of net assets)

Specialty Retail	8.1%
IT Services	7.9%
Machinery	7.7%
Insurance	7.6%
Equity Real Estate Investment Trusts	6.4%
Banks	6.4%
Semiconductors & Semiconductor Equipment	5.3%
Oil, Gas & Consumable Fuels	4.5%
Capital Markets	4.1%
Road & Rail	3.9%
Consumer Finance	3.6%
Chemicals	3.6%
Trading Companies & Distributors	3.4%
Health Care Equipment & Supplies	3.2%
Food Products	2.8%
Health Care Providers & Services	2.6%
Energy Equipment & Services	2.6%
Internet Software & Services	2.5%
Thrifts & Mortgage Finance	2.3%
Multi-Utilities	2.3%
Building Products	1.9%
Aerospace & Defense	1.9%
Other	18.5%
Exchange-Traded Funds	2.1%
Total	115.2%

Portfolio Composition – (Short Exposure)

(% of net assets)

Equity Real Estate Investment Trusts	(5.5)%
Health Care Providers & Services	(3.6)%
Banks	(3.2)%
Thrifts & Mortgage Finance	(2.6)%
IT Services	(2.6)%
Capital Markets	(2.4)%
Hotels, Restaurants & Leisure	(2.1)%
Other	(18.7)%
Exchange-Traded Funds	(2.2)%
Total	(42.9)%

Top Five Holdings –

Long Exposure

(% of net assets)

SPDR® S&P® Regional Banking ETF	2.1%
John Bean Technologies Corporation	2.1%
Gibraltar Industries Inc.	1.9%
Union Pacific Corporation	1.7%
Assured Guaranty Limited	1.7%

Top Five Holdings –

Short Exposure

(% of net assets)

Quality Care Properties, Inc.	(1.3)%
VanEck Vectors™ Semiconductor ETF	(1.1)%
SPDR® S&P® Pharmaceuticals ETF	(1.1)%
HSBC Holdings PLC	(1.0)%
Virtus Investment Partners Inc.	(0.9)%

ETF	Exchange-Traded Fund

NUVEEN	11

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2016.

The beginning of the period is July 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Dynamic Equity Fund

	Share Class
	A Shares	C Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$936.30	$932.70	$937.60
Expenses Incurred During Period	$21.08	$25.14	$20.32
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,003.43	$999.19	$1,004.23
Expenses Incurred During Period	$21.81	$26.00	$21.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 4.32%, 5.16% and 4.16% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12	NUVEEN

Nuveen Symphony Dynamic Equity Fund

Portfolio of Investments	December 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 115.2%

	COMMON STOCKS – 113.1%

	Aerospace & Defense – 1.9%

4,714	BWX Technologies, Inc.	$187,146

1,305	Huntington Ingalls Industries Inc.	240,368
	Total Aerospace & Defense	427,514

	Airlines – 0.6%

2,962	Southwest Airlines Co.	147,626

	Banks – 6.4%

11,312	Banco Itau Holdings Financeira, S.A.	116,287

6,142	Citizens Financial Group Inc.	218,839

5,061	Comerica Incorporated	344,705

6,313	FCB Financial Holdings, Inc., Class A Shares, (2)	301,130

5,471	Hancock Holding Company	235,800

3,189	Texas Capital BancShares, Inc., (2)	250,018
	Total Banks	1,466,779

	Beverages – 1.7%

1,397	Constellation Brands, Inc., Class A	214,174

1,977	Dr. Pepper Snapple Group	179,255
	Total Beverages	393,429

	Biotechnology – 1.3%

1,852	Eagle Pharmaceuticals Inc., (2)	146,938

2,047	Gilead Sciences, Inc.	146,586
	Total Biotechnology	293,524

	Building Products – 1.9%

10,572	Gibraltar Industries Inc.	440,324

	Capital Markets – 4.1%

6,962	Interactive Brokers Group, Inc.	254,183

3,856	Intercontinental Exchange Group, Inc.	217,556

6,275	LPL Investments Holdings Inc.	220,943

5,524	TD Ameritrade Holding Corporation	240,846
	Total Capital Markets	933,528

	Chemicals – 3.6%

1,526	Air Products & Chemicals Inc.	219,469

5,233	Dow Chemical Company	299,432

6,300	GCP Applied Technologies, Inc., (2)	168,525

12,868	Platform Specialty Products Corporation, (2)	126,235
	Total Chemicals	813,661

NUVEEN	13

Nuveen Symphony Dynamic Equity Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Commercial Services & Supplies – 1.4%

4,194	Waste Connections Inc.	$329,606

	Construction & Engineering – 1.0%

5,782	MasTec Inc., (2)	221,162

	Consumer Finance – 3.6%

16,407	Enova International, Inc., (2)	205,908

10,218	Green Dot Corporation, Class A Shares, (2)	240,634

10,436	Synchrony Financial	378,514
	Total Consumer Finance	825,056

	Distributors – 1.4%

3,088	Pool Corporation	322,202

	Diversified Financial Services – 1.3%

7,763	Voya Financial Inc.	304,465

	Electric Utilities – 0.5%

3,177	PNM Resources Inc.	108,971

	Electrical Equipment – 0.8%

10,826	Babcock & Wilcox Enterprises, Inc., (2)	179,603

	Energy Equipment & Services – 2.6%

10,039	Patterson-UTI Energy, Inc.	270,250

5,563	US Silica Holdings Inc.	315,311
	Total Energy Equipment & Services	585,561

	Equity Real Estate Investment Trusts – 6.4%

2,588	American Tower Corporation, REIT	273,500

15,283	CareTrust REIT Inc.	234,136

3,642	DCT Industrial Trust Inc.	174,379

10,027	Four Corners Property Trust, Inc.	205,754

8,653	Gaming and Leisure Properties Inc.	264,955

5,580	Kite Realty Group Trust	131,018

7,967	STAG Industrial Inc.	190,172
	Total Equity Real Estate Investment Trusts	1,473,914

	Food & Staples Retailing – 1.0%

4,044	Sysco Corporation	223,916

	Food Products – 2.8%

3,554	B&G Foods Inc.	155,665

2,969	Kraft Heinz Company	259,253

2,493	McCormick & Company, Incorporated	232,672
	Total Food Products	647,590

14	NUVEEN

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 3.2%

6,533	Abbott Laboratories	$250,933

2,096	Danaher Corporation	163,153

5,489	DENTSPLY SIRONA Inc.	316,880
	Total Health Care Equipment & Supplies	730,966

	Health Care Providers & Services – 2.6%

1,644	AmerisourceBergen Corporation	128,544

1,209	CIGNA Corporation	161,269

3,829	Patterson Companies, Inc.	157,104

9,459	Surgery Partners Inc., (2)	149,925
	Total Health Care Providers & Services	596,842

	Hotels, Restaurants & Leisure – 1.2%

19,857	Penn National Gaming, Inc., (2)	273,828

	Household Durables – 0.7%

3,371	Newell Brands Inc.	150,515

	Insurance – 7.6%

2,092	Ace Limited	276,395

10,391	Assured Guaranty Limited	392,468

16,186	Citizens Inc., (2)	158,947

2,856	Lincoln National Corporation	189,267

8,236	National General Holdings Corporation	205,818

18,485	Old Republic International Corporation	351,215

6,136	Universal Insurance Holdings Inc.	174,262
	Total Insurance	1,748,372

	Internet & Direct Marketing Retail – 0.9%

287	Amazon.com, Inc., (2)	215,213

	Internet Software & Services – 2.5%

272	Alphabet Inc., Class A, (2)	215,546

13,109	Box, Inc., Class A Shares, (2)	181,691

4,786	GoDaddy, Inc., Class A Shares, (2)	167,271
	Total Internet Software & Services	564,508

	IT Services – 7.9%

2,746	Fidelity National Information Services	207,707

11,656	First Data Corporation, Class A Shares, (2)	165,399

3,723	Leidos Holdings Inc.	190,394

2,623	MasterCard, Inc.	270,825

11,821	Net 1 Ueps Technologies, Inc., (2)	135,705

4,322	PayPal Holdings, Inc., (2)	170,589

14,326	Square Inc., (2)	195,263

NUVEEN	15

Nuveen Symphony Dynamic Equity Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Shares	Description (1)	Value

	IT Services (continued)

3,862	Vantiv Inc., (2)	$230,252

3,076	Visa Inc.	239,990
	Total IT Services	1,806,124

	Life Sciences Tools & Services – 1.0%

1,665	Thermo Fisher Scientific, Inc.	234,932

	Machinery – 7.7%

7,514	Chart Industries, Inc., (2)	270,654

5,098	Fortive Corporation	273,406

5,609	John Bean Technologies Corporation	482,094

12,565	Manitowoc Foodservice, Inc., (2)	242,881

5,419	Rexnord Corporation, (2)	106,158

1,954	WABCO Holdings Inc.	207,417

2,223	Wabtec Corporation	184,553
	Total Machinery	1,767,163

	Media – 1.1%

3,809	Nexstar Broadcasting Group, Inc.	241,110

	Metals & Mining – 1.0%

8,330	Freeport-McMoRan, Inc.	109,873

3,574	Steel Dynamics Inc.	127,163
	Total Metals & Mining	237,036

	Multi-Utilities – 2.3%

4,935	CMS Energy Corporation	205,395

10,811	MDU Resources Group Inc.	311,032
	Total Multi-Utilities	516,427

	Oil, Gas & Consumable Fuels – 4.5%

7,401	CVTR Energy Inc.	187,911

4,750	ONEOK, Inc.	272,698

9,402	PBF Energy Inc.	262,128

1,710	Phillips 66	147,761

921	Pioneer Natural Resources Company	165,844
	Total Oil, Gas & Consumable Fuels	1,036,342

	Road & Rail – 3.9%

3,943	Genesee & Wyoming Inc., (2)	273,684

6,801	Knight Transportation Inc.	224,773

3,816	Union Pacific Corporation	395,643
	Total Road & Rail	894,100

	Semiconductors & Semiconductor Equipment – 5.3%

17,193	Axcelis Technologies Inc., (2)	250,158

16	NUVEEN

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment (continued)

1,814	Broadcom Limited	$320,661

8,965	Integrated Device Technology, Inc., (2)	211,215

5,953	MA-COM Technology Solutions Holdings Incorporated, (2)	275,505

2,538	Xilinx, Inc.	153,219
	Total Semiconductors & Semiconductor Equipment	1,210,758

	Software – 1.6%

3,186	Electronic Arts Inc., (2)	250,929

1,737	Microsoft Corporation	107,937
	Total Software	358,866

	Specialty Retail – 8.1%

2,627	AutoNation Inc., (2)	127,804

2,381	Home Depot, Inc.	319,244

1,867	Lithia Motors Inc.	180,782

1,076	O’Reilly Automotive Inc., (2)	299,569

1,610	Signet Jewelers Limited	151,759

5,233	Tailored Brands, Inc.	133,703

2,343	Tiffany & Co.	181,418

2,665	TJX Companies, Inc.	200,221

1,006	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	256,470
	Total Specialty Retail	1,850,970

	Thrifts & Mortgage Finance – 2.3%

10,539	PHH Corporation, (2)	159,771

20,917	Radian Group Inc.	376,088
	Total Thrifts & Mortgage Finance	535,859

	Trading Companies & Distributors – 3.4%

8,851	H&E Equipment Services, Inc.	205,786

13,460	Nexeo Solutions, Incorporated, (2)	125,313

2,245	Watsco Inc.	332,529

1,753	WESCO International Inc., (2)	116,660
	Total Trading Companies & Distributors	780,288
	Total Common Stocks (cost $23,002,595)	25,888,650

Shares	Description (1), (3)	Value

	EXCHANGE-TRADED FUNDS – 2.1%

8,717	SPDR® S&P® Regional Banking ETF	$484,404
	Total Exchange-Traded Funds (cost $456,833)	484,404
	Total Long-Term Investments (cost $23,459,428)	26,373,054

NUVEEN	17

Nuveen Symphony Dynamic Equity Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 47.3%

	REPURCHASE AGREEMENTS – 47.3%

$10,816	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/16, repurchase price $10,815,829, collateralized by $10,905,000 U.S. Treasury Notes, 2.125%, due 6/30/22, value $11,034,224	0.030%	1/03/17	$10,815,793
	Total Short-Term Investments (cost $10,815,793)			10,815,793
	Total Investments (cost $34,275,221) – 162.5%			37,188,847

Shares	Description (1)			Value

	SECURITIES SOLD SHORT – (42.9)% (4)

	COMMON STOCKS SOLD SHORT – (40.7)%

	Air Freight & Logistics – (0.4)%

(2,188)	XPO Logistics, Incorporated, (2)			$(94,434)

	Automobiles – (1.5)%

(12,019)	Ford Motor Company			(145,790)

(3,692)	General Motors Company			(128,629)

(1,372)	Harley-Davidson, Inc.			(80,042)
	Total Automobiles			(354,461)

	Banks – (3.2)%

(3,506)	Bank of Nova Scotia			(195,214)

(1,537)	Canadian Imperial Bank of Commerce			(125,419)

(5,939)	HSBC Holdings PLC			(238,629)

(30,374)	Royal Bank of Scotland Group PLC, (2)			(167,968)
	Total Banks			(727,230)

	Building Products – (0.3)%

(2,575)	Caesarstone Sdot-Yam Limited, (2)			(73,774)

	Capital Markets – (2.4)%

(3,071)	Deutsche Bank AG			(55,585)

(4,238)	Franklin Resources, Inc.			(167,740)

(3,676)	Legg Mason, Inc.			(109,949)

(1,760)	Virtus Investment Partners Inc.			(207,768)
	Total Capital Markets			(541,042)

	Chemicals – (1.3)%

(2,034)	CF Industries Holdings, Inc.			(64,030)

(3,708)	Mosaic Company			(108,756)

(2,314)	Westlake Chemical Corporation			(129,561)
	Total Chemicals			(302,347)

	Consumer Finance – (1.6)%

(2,141)	American Express Company			(158,605)

18	NUVEEN

Shares	Description (1)	Value

	Consumer Finance (continued)

(4,480)	Encore Capital Group, Inc., (2)	$(128,352)

(1,388)	World Acceptance Corporation, (2)	(89,221)
	Total Consumer Finance	(376,178)

	Diversified Telecommunication Services – (0.5)%

(1,935)	Verizon Communications Inc.	(103,290)

	Electrical Equipment – (1.0)%

(6,189)	Atkore International Group Inc., (2)	(147,979)

(3,859)	Thermon Group Holdings Inc., (2)	(73,668)
	Total Electrical Equipment	(221,647)

	Energy Equipment & Services – (1.2)%

(24,757)	Hornbeck Offshore Services Inc., (2)	(178,746)

(19,418)	Weatherford International PLC, (2)	(96,896)
	Total Energy Equipment & Services	(275,642)

	Equity Real Estate Investment Trusts – (5.5)%

(5,022)	Care Capital Properties, Inc.	(125,550)

(8,802)	CBL & Associates Properties Inc.	(101,223)

(6,103)	Communications Sales & Leasing, Inc.	(155,077)

(15,102)	Cousins Properties, Inc.	(128,518)

(11,824)	Medical Properties Trust Inc.	(145,435)

(11,126)	New Senior Investment Group Inc.	(108,924)

(1,888)	Parkway, Inc., (2)	(42,008)

(629)	Public Storage, Inc.	(140,582)

(19,929)	Quality Care Properties, Inc., (2)	(308,900)
	Total Equity Real Estate Investment Trusts	(1,256,217)

	Food & Staples Retailing – (0.7)%

(1,366)	Casey’s General Stores, Inc.	(162,390)

	Health Care Providers & Services – (3.6)%

(3,970)	AMN Healthcare Services Inc., (2)	(152,647)

(4,589)	Ensign Group Inc.	(101,922)

(1,770)	Express Scripts, Holding Company, (2)	(121,758)

(28,430)	Genesis Healthcare Inc., (2)	(120,828)

(744)	HCA Holdings Inc., (2)	(55,071)

(1,906)	Lifepoint Health Inc., (2)	(108,261)

(2,331)	Surgical Care Affiliates Inc., (2)	(107,855)

(1,444)	Team Health Holdings Inc., (2)	(62,742)
	Total Health Care Providers & Services	(831,084)

	Hotels, Restaurants & Leisure – (2.1)%

(340)	Chipotle Mexican Grill, (2)	(128,289)

NUVEEN	19

Nuveen Symphony Dynamic Equity Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

(9,937)	La Quinta Holdings Inc., (2)	$(141,205)

(853)	McDonald’s Corporation	(103,827)

(2,594)	Norwegian Cruise Line Holdings Limited, (2)	(110,323)
	Total Hotels, Restaurants & Leisure	(483,644)

	Household Products – (0.4)%

(5,621)	HRG Group, Inc., (2)	(87,463)

	Insurance – (0.8)%

(2,466)	AFLAC Incorporated	(171,634)

	IT Services – (2.6)%

(4,468)	Blackhawk Network Holdings Inc., (2)	(168,332)

(1,789)	Cognizant Technology Solutions Corporation, Class A, (2)	(100,238)

(1,396)	Global Payments Inc.	(96,896)

(7,275)	Infosys Technologies Limited	(107,888)

(4,233)	WNS Holdings Limited, (2)	(116,619)
	Total IT Services	(589,973)

	Mortgage Real Estate Investment Trusts – (0.5)%

(31,644)	Drive Shack, Inc.	(118,981)

	Multiline Retail – (0.4)%

(1,874)	Kohl’s Corporation	(92,538)

	Oil, Gas & Consumable Fuels – (0.4)%

(29,637)	Capital Product Partners LP	(94,246)

	Paper & Forest Products – (0.5)%

(1,808)	Clearwater Paper Corporation, (2)	(118,514)

	Pharmaceuticals – (1.4)%

(4,365)	Endo International PLC, (2)	(71,892)

(1,199)	Jazz Pharmaceuticals, Inc., (2)	(130,727)

(2,187)	Mallinckrodt PLC, (2)	(108,956)
	Total Pharmaceuticals	(311,575)

	Road & Rail – (0.4)%

(1,179)	Ryder System, Inc.	(87,765)

	Semiconductors & Semiconductor Equipment – (0.8)%

(2,657)	QUALCOMM, Inc.	(173,236)

	Software – (0.7)%

(1,291)	Ansys Inc., (2)	(119,405)

(1,203)	Mobileye NV, (2)	(45,858)
	Total Software	(165,263)

20	NUVEEN

Shares	Description (1)	Value

	Specialty Retail – (0.9)%

(2,404)	Best Buy Co., Inc.	$(102,579)

(5,038)	Michaels Cos Inc., (2)	(103,027)
	Total Specialty Retail	(205,606)

	Textiles, Apparel & Luxury Goods – (0.5)%

(28,620)	Vince Holding Company, (2)	(115,911)

	Thrifts & Mortgage Finance – (2.6)%

(3,481)	Flagstar Bancorp Inc., (2)	(93,778)

(6,519)	Genworth MI Canada, Inc.	(163,430)

(7,728)	Home Capital Group, Inc.	(180,386)

(5,625)	PennyMac Financial Services Inc.	(93,656)

(15,795)	Walter Investment Management Corporation	(75,026)
	Total Thrifts & Mortgage Finance	(606,276)

	Tobacco – (0.5)%

(1,680)	Universal Corporation	(107,100)

	Trading Companies & Distributors – (2.0)%

(1,128)	AerCap Holdings N.V., (2)	(46,936)

(1,406)	Herc Holdings, Inc., (2)	(56,465)

(16,038)	Textainer Group Holdings Limited	(119,483)

(8,439)	Triton International Limited of Bermuda	(133,336)

(985)	United Rentals Inc., (2)	(103,997)
	Total Trading Companies & Distributors	(460,217)
	Total Common Stocks Sold Short (proceeds $8,474,122)	(9,309,678)

Shares	Description (1), (3)	Value

	EXCHANGE-TRADED FUNDS SOLD SHORT – (2.2)%

(6,248)	SPDR® S&P® Pharmaceuticals ETF	$(244,234)

(3,601)	VanEck Vectors™ Semiconductor ETF	(257,976)
	Total Exchange-Traded Funds Sold Short (proceeds $456,694)	(502,210)
	Total Securities Sold Short (proceeds $8,930,816)	(9,811,888)
	Other Assets Less Liabilities – (19.6)%	(4,490,266)
	Net Assets – 100%	$22,886,693

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(4)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for securities sold short. As of the end of the reporting period, long-term investments with a value of $19,345,747 have been pledged as collateral for securities sold short.

ETF	Exchange-Traded Fund

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

NUVEEN	21

Statement of

Assets and Liabilities	December 31, 2016 (Unaudited)

Assets
Long-term investments, at value (cost $23,459,428)	$26,373,054
Short-term investments, at value (cost approximates value)	10,815,793
Cash collateral at brokers(1)	28,518
Cash denominated in foreign currencies (cost $277,768)	272,119
Receivable for dividends	38,777
Other assets	24,474
Total assets	37,552,735
Liabilities
Securities sold short, at value (proceeds $8,930,816)	9,811,888
Cash overdraft	4,619,953
Payable for:
Dividends on securities sold short	24,553
Investments purchased	160,906
Accrued expenses:
Management fees	1,938
Trustees Fees	143
12b-1 distribution and service fees	156
Other	46,505
Total liabilities	14,666,042
Net assets	$22,886,693
Class A Shares
Net assets	$178,783
Shares outstanding	8,876
Net asset value (“NAV”) per share	$20.14
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$21.37
Class C Shares
Net assets	$139,365
Shares outstanding	7,081
NAV and offering price per share	$19.68
Class I Shares
Net assets	$22,568,545
Shares outstanding	1,111,720
NAV and offering price per share	$20.30
Net assets consist of:
Capital paid-in	$24,874,641
Undistributed (Over-distribution of) net investment income	(537,487)
Accumulated net realized gain (loss)	(3,477,317)
Net unrealized appreciation (depreciation)	2,026,856
Net assets	$22,886,693
Authorized shares – per class	Unlimited
Par value per share	$0.01

(1)	Cash pledged as collateral for securities sold short is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments. Cash segregated and pledged to collateralize the net payment obligations for securities sold short.

See accompanying notes to financial statements.

22	NUVEEN

Statement of

Operations	Six Months Ended December 31, 2016 (Unaudited)

Investment Income (net of tax withheld of $212)	$233,651
Expenses
Management fees	150,454
12b-1 distribution and service fees – Class A Shares	471
12b-1 distribution and service fees – Class C Shares	721
Dividends expense on securities sold short	236,696
Shareholders’ servicing agent fees	1,116
Custodian fees	14,114
Trustees fees	337
Prime broker expenses	96,897
Professional fees	15,236
Shareholder reporting expenses	21,770
Federal and state registration fees	26,007
Other	2,844
Total expenses before fee waiver/expense reimbursement	566,663
Fee waiver/expense reimbursement	(69,451)
Net expenses	497,212
Net investment income (loss)	(263,561)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	887,654
Securities sold short	(2,875,048)
Change in net unrealized appreciation (depreciation) of:
Investments	967,494
Securities sold short	(262,703)
Net realized and unrealized gain (loss)	(1,282,603)
Net increase (decrease) in net assets from operations	$(1,546,164)

See accompanying notes to financial statements.

NUVEEN	23

Statement of

Changes in Net Assets (Unaudited)

	Six Months Ended 12/31/16	Year Ended 6/30/16
Operations
Net investment income (loss)	$(263,561)	$(345,069)
Net realized gain (loss) from:
Investments	887,654	(576,088)
Securities sold short	(2,875,048)	(803,061)
Change in net unrealized appreciation (depreciation) of:
Investments	967,494	1,729,336
Securities sold short	(262,703)	(643,755)
Net increase (decrease) in net assets from operations	(1,546,164)	(638,637)
Distributions to Shareholders
From accumulated net realized gains:
Class A Shares	—	(4,041)
Class C Shares	—	(1,802)
Class I Shares	—	(68,467)
Decrease in net assets from distributions to shareholders	—	(74,310)
Fund Share Transactions
Proceeds from sale of shares	139,882	25,642,488
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	2,239
	139,882	25,644,727
Cost of shares redeemed	(651,553)	(2,241,650)
Net increase (decrease) in net assets from Fund share transactions	(511,671)	23,403,077
Net increase (decrease) in net assets	(2,057,835)	22,690,130
Net assets at the beginning of period	24,944,528	2,254,398
Net assets at the end of period	$22,886,693	$24,944,528
Undistributed (Over-distribution of) net investment income at the end of period	$(537,487)	$(273,926)

See accompanying notes to financial statements.

24	NUVEEN

Statement of

Cash Flows	Six Months Ended December 31, 2016 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(1,546,164)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(19,641,773)
Purchases of securities sold short	(20,987,205)
Proceeds from sales and maturities of investments	26,026,288
Proceeds from securities sold short	12,219,010
Proceeds from (Purchase of) short-term investments, net	(5,608,045)
Proceeds from (Payments for) cash denominated in foreign currencies, net	(277,768)
(Increase) Decrease in:
Cash collateral at brokers	4,186,898
Receivable for dividends	(6,368)
Receivable for investments sold	1,588,808
Receivable for reclaims	454
Other assets	(16,000)
Increase (Decrease) in:
Payable for dividends on common stock sold short	(4,170)
Payable for investments purchased	(1,306,620)
Accrued management fees	(14,350)
Accrued Trustees fees	(3)
Accrued 12b-1 distribution and service fees	(72)
Accrued other expense	(3,805)
Net realized gain (loss) from:
Investments	(887,654)
Securities sold short	2,875,048
Change in net unrealized appreciation (depreciation) of:
Investments	(967,494)
Securities sold short	262,703
Net cash provided by (used in) operating activities	(4,108,282)
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	4,619,953
Proceeds from sale of shares	139,882
Cost of shares redeemed	(651,553)
Net cash provided by (used in) financing activities	4,108,282
Net Increase (Decrease) in Cash	—
Cash at the beginning of period	—
Cash at the end of period	$—

See accompanying notes to financial statements.

NUVEEN	25

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/13)
2017(h)	$21.51	$(0.26)	$(1.11)	$(1.37)	$—	$—	$—	$20.14
2016	22.23	(0.52)	0.52	—	—	(0.72)	(0.72)	21.51
2015	20.98	(0.37)	1.62	1.25	—	—	—	22.23
2014(e)	20.00	(0.18)	1.16	0.98	—	—	—	20.98
Class C (12/13)
2017(h)	21.10	(0.33)	(1.09)	(1.42)	—	—	—	19.68
2016	21.97	(0.67)	0.52	(0.15)	—	(0.72)	(0.72)	21.10
2015	20.89	(0.52)	1.60	1.08	—	—	—	21.97
2014(e)	20.00	(0.27)	1.16	0.89	—	—	—	20.89
Class I (12/13)
2017(h)	21.65	(0.23)	(1.12)	(1.35)	—	—	—	20.30
2016	22.31	(0.51)	0.57	0.06	—	(0.72)	(0.72)	21.65
2015	21.00	(0.31)	1.62	1.31	—	—	—	22.31
2014(e)	20.00	(0.15)	1.15	1.00	—	—	—	21.00

26	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses(f)		Net Investment Income (Loss)		Expenses(f)		Net Investment Income (Loss)		Portfolio Turnover Rate(g)

(6.37)%	$179	4.82	%*	(2.98	)%*	4.32	%*	(2.48	)%*	134%
(0.09)	545	5.71		(3.72)		4.44		(2.44)		352
5.96	80	6.94		(5.41)		3.20		(1.67)		599
4.90	52	7.88	*	(5.83	)*	3.66	*	(1.60	)*	279

(6.73)	139	5.74	*	(3.78	)*	5.16	*	(3.20	)*	134
(0.79)	149	7.02		(5.11)		5.07		(3.17)		352
5.17	55	7.52		(6.00)		3.94		(2.41)		599
4.45	52	8.63	*	(6.57	)*	4.41	*	(2.35	)*	279

(6.24)	22,569	4.74	*	(2.78	)*	4.16	*	(2.20	)*	134
0.18	24,250	5.06		(3.19)		4.22		(2.35)		352
6.19	2,120	6.53		(5.01)		2.94		(1.41)		599
5.05	1,995	7.64	*	(5.58	)*	3.41	*	(1.35	)*	279

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Each ratio includes the effect of dividends expense and prime broker expenses on securities sold short as follows:

	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets						Ratios of Prime Broker Expenses to Average Net Assets
	Class A		Class C		Class I		Class A		Class C		Class I
Year Ended June 30,
2017(h)	1.94	%*	1.99	%*	1.98	%*	0.78	%*	0.81	%*	0.81	%*
2016	2.00		1.90		2.07		0.82		0.81		0.78
2015	0.85		0.82		0.82		0.74		0.76		0.76
2014(e)	1.25	*	1.25	*	1.25	*	0.79	*	0.79	*	0.79	*

(e)	For the period December 12, 2013 (commencement of operations) through June 30, 2014.
(f)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which the Fund invests. These exchange-traded fund fees and expenses are not reflected in the expense ratios. Because the exchange-traded funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(h)	For the six months ended December 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	27

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Symphony Dynamic Equity Fund (the “Fund”), a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Fund is December 31, 2016, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Symphony Asset Management LLC (the “Sub-Adviser”), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income earned on long positions and dividends expense incurred on securities sold short is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) equal to 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee

28	NUVEEN

and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty, when applicable, with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Exchange-Traded Funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

NUVEEN	29

Notes to Financial Statements (Unaudited) (continued)

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$25,888,650	$—	$—	$25,888,650
Exchange-Traded Funds	484,404	—	—	484,404
Short-Term Investments:
Repurchase Agreements	—	10,815,793	—	10,815,793
Securities Sold Short*:
Common Stocks Sold Short	(9,309,678)	—	—	(9,309,678)
Exchange-Traded Funds Sold Short	(502,210)	—	—	(502,210)
Total	$16,561,166	$10,815,793	$—	$27,376,959
*	Refer to the Fund’s Portfolio of Investments for industry classifications, where applicable.

The Board is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

30	NUVEEN

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$10,815,793	$(10,815,793)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Short Sale Transactions

The Fund pursues a “long/short” investment strategy, pursuant to which it sells securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.

When the Fund sells a security short, it borrows the security from a third party and segregates assets as collateral to secure its obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for the Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the long-term investments collateral required to be pledged as of the end of the reporting period is disclosed in the Fund’s Portfolio of Investments, and any cash pledged as collateral in addition to long-term investments is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. The Fund is obligated to pay the party from whom the securities were borrowed dividends declared on the security by the issuer and recognizes such amounts as “Dividends expense on securities sold short” on the Statement of Operations. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Bank of America Merrill Lynch (“BAML”) facilitates the short sales transactions for the Fund. The Fund currently pays prime brokerage fees to BAML for its services for the Fund, which are recognized as “Prime broker expenses” on the Statement of Operations.

Investments in Derivatives

The Fund is authorized to invest in certain derivatives instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	31

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 12/31/16		Year Ended 6/30/16
	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,698	$139,882	23,810	$520,608
Class C	—	—	4,581	99,176
Class I	—	—	1,129,662	25,022,704
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	101	2,239
Class C	—	—	—	—
Class I	—	—	—	—
	6,698	139,882	1,158,154	25,644,727
Shares redeemed:
Class A	(23,139)	(475,172)	(2,190)	(46,344)
Class C	—	—	—	—
Class I	(8,208)	(176,381)	(104,734)	(2,195,306)
	(31,347)	(651,553)	(106,924)	(2,241,650)
Net increase (decrease)	(24,649)	$(511,671)	1,051,230	$23,403,077

5. Investment Transactions

Long-term purchases and sales (including transactions for securities sold short) during the current fiscal period aggregated $40,628,978 and $38,245,298, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of December 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding securities sold short), as determined on a federal income tax basis, were as follows:

Cost of investments	$34,353,156
Gross unrealized:
Appreciation	$3,267,782
Depreciation	(432,091)
Net unrealized appreciation (depreciation) of investments	$2,835,691

Permanent differences, primarily due to investments in passive foreign investment companies, foreign currency transactions, investments in partnerships, investments in short sales, and net operating losses, resulted in reclassifications among the Fund’s components of net assets as of June 30, 2016, the Fund’s last tax year end, as follows:

Capital paid-in	$(22,733)
Undistributed (Over-distribution of) net investment income	84,953
Accumulated net realized gain (loss)	(62,220)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2016, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1]	$—
Undistributed net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

32	NUVEEN

The tax character of distributions paid during the Fund’s last tax year ended June 30, 2016 was designated for the purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$—
Distributions from net long-term capital gains	74,310
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of June 30, 2016, the Fund’s last tax year end, the Fund did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[2]	$1,332,686
Late-year ordinary losses[3]	273,926
[2]	Capital losses incurred from November 1, 2015 through June 30, 2016, the Fund’s last tax year end.
[3]	Ordinary losses incurred from January 1, 2016 through June 30, 2016, and/or specified losses incurred from November 1, 2015 through June 30, 2016.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	1.1000%
For the next $125 million	1.0875
For the next $250 million	1.0750
For the next $500 million	1.0625
For the next $1 billion	1.0500
For net assets over $2 billion	1.0250

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2016, the complex-level fee rate for the Fund was 0.1625%.

The Adviser has agreed to waive fees and/or reimburse expenses through October 31, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares.

NUVEEN	33

Notes to Financial Statements (Unaudited) (continued)

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$—
Paid to financial intermediaries	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$726

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$—

During the current fiscal period, Nuveen Securities, LLC, a wholly-owned subsidiary of Nuveen retained all 12b-1 fees.

As of the end of the reporting period, Nuveen owned shares of the following Funds:

Class A Shares	2,500
Class C Shares	2,500
Class I Shares	95,000

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

34	NUVEEN

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	35

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Alternative Long/Short Equity Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Alternative Long/Short Equity Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Long Position: A security the fund owns in its portfolio.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Index: An unmanaged index generally considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

36	NUVEEN

Notes

NUVEEN	37

Notes

38	NUVEEN

Notes

NUVEEN	39

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, Member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MSA-SDEF-1216P        23215-INV-B-03/18

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme Vice President and Secretary

Date: March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: March 9, 2017

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: March 9, 2017